UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-02328

Boulder Growth & Income Fund, Inc.
(Exact name of registrant as specified in charter)

Fund Administrative Services 2344 Spruce Street, Suite A Boulder, CO			80302
(Address of principal executive offices)			(Zip code)

Fund Administrative Services 2344 Spruce Street, Suite A Boulder, CO 80302
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(303) 444-5483

Date of fiscal year end:	November 30, 2009

Date of reporting period:	May 31, 2009

Item 1. Reports to Stockholders.

The Report to Stockholders is attached herewith.

BOULDER FUNDS

BOULDER GROWTH & INCOME FUND, INC.

NYSE SYMBOL · BIF

5.31.09

SEMI-ANNUAL REPORT

(Unaudited)

BOULDER GROWTH & INCOME FUND, INC.

TABLE OF CONTENTS

1	Letter from the Advisers

4	Financial Data

5	Portfolio of Investments

9	Statement of Assets and Liabilities

10	Statement of Operations

11	Statements of Changes in Net Assets

12	Financial Highlights

15	Notes to Financial Statements

26	Summary of Dividend Reinvestment Plan

28	Additional Information

31	Board of Directors’ Approval of the Investment Advisory Agreements

LETTER FROM THE ADVISERS

Dear Shareholder:

The Boulder Growth & Income Fund (BIF) had a total return of -1.5% based on its net asset value (NAV) for the 6-months ending 05/31/2009. The total return based on BIF’s market price for the same period was 5.8%. The S&P 500 Index was up 4.1% over the same period.

	3 Months Ended	6 Months Ended	One Year Ended	Three Years* Ended	Five Years* Ended	Since January
Cumulative Returns	5/31/09	5/31/09	5/31/09	5/31/09	5/31/09	2002**
Boulder Growth & Income Fund (NAV)	15.1%	(1.5)%	(21.3)%	(0.2)%	3.7%	3.7%
S&P 500 Index	25.8%	4.1%	(32.5)%	(8.3)%	(1.9)%	(0.9)%
Dow Jones Industrial Average	21.3%	(2.0)%	(30.4)%	(6.2)%	(1.1)%	0.3%
NASDAQ Composite	29.1%	16.2%	(28.9)%	(5.8)%	(1.4)%	(0.57)%

The total returns for BIF in the table above do not include the affect of dilution from the 12/2002 rights offering. If the affect of dilution is included, the annualized return since 1/2002 would be 1.4%.

*              Annualized

**       Annualized since January 2002, when the current Advisers became investment advisers to the Fund.

We are pleased to report that your Fund received two 2008 Performance Achievement Certificates from Lipper Analytical Services in its closed-end classification of Core Funds:

•                  The Boulder Growth & Income Fund ranks #1 in the Lipper Closed-End Equity Fund Performance Analysis for Core Funds for the 1-year Ended December 31, 2008

•                  The Boulder Growth & Income Fund ranks #1 in the Lipper Closed-End Equity Fund Performance Analysis for Core Funds for the 5-years Ended December 31, 2008

These awards were received after a huge downturn in the markets in 2008, which is a reflection of one of our primary investing tenets: Don’t lose what you already have. By retaining most of the cash we received in the June 2008 rights offering, we avoided investing it prior to the severe market downturn in the latter half of 2008. We confess that we didn’t adhere in the strictest sense of this rule. Obviously we suffered with the rest of the market in the investments we had prior, but we’re not smart enough to know when the market will rise and fall. We only try to find long-term investments that will 1) survive in even the most severe economic downturns such as the one we had, and are currently witnessing, and 2) provide good returns when the economy is on cruise control.

5.31.09         SEMI-ANNUAL REPORT

A $10,000 investment in BIF at NAV when BIA and SIA became co-advisers to the Fund in January 2002 would be worth $13,070 on May 31, 2009. Had the investor purchased the S&P 500 Index at the same time, he’d have less than he started with— only $9,370 So after expenses (and assuming no expenses on the S&P), an investor would have 39% more money having purchased BIF.

Looking at the Fund’s investments, its largest one, Berkshire Hathaway, was down (11.9%) in the 6 months ending 5/31/09, and similarly, its next largest position, WalMart, was down (9.6%). On the upside, nearly all of our foreign holdings, which comprise about 12% of the portfolio, were up nicely. For example, Cheung Kong Holdings was up 31% and Hang Lung Properties, a Hong Kong REIT, was up 57% during the period. Midland Holdings, another Hong Kong company, was up over 100%. All of these increases occurred in the last 6 months and are more of a rebound from severe declines in 2008. We’re glad we didn’t panic and sell them at the bottom. Some people did that. During the period, we doubled our position in Heineken Holdings from 60,000 shares to 120,000 shares. We have seen a 20% rise in its price since we purchased it in late April.

We used the downturn in the market as an opportunity to start putting some money to work from February through the end of May by buying shares in GE, 3M, Unilever, Pfizer, Proctor & Gamble, and our largest purchase, Johnson & Johnson. The good news is we bought these companies at what we believe are pretty good prices. With the exception of Johnson & Johnson, we didn’t buy what we’d consider “a full load” of these companies. What were we thinking? We liked these companies we bought and we liked the prices at which they were selling. However, the market was in such a sharp decline in February and into March, we weren’t inclined to jump in with both feet. Instead, like a little boy at the swimming pool with water wings around his arms, we stuck our big toe in the water and tested. Before we could figure out that all the water in the pool was not going down the drain, the market quickly moved higher. We are still finding some places to put your money to work at what we believe are good prices. Yet, we’re not convinced that we’ve seen the bottom, so we continue to be very cautious before making new commitments or adding to some good companies we already own. At this point, we do not anticipate a quick end to the worldwide economic crisis and the cash we hold makes us feel quite comfortable.

When making additional equity investments, we continue to try to estimate what effect inflation will have on them. With the U.S. Treasury issuing debt at an unprecedented rate, and the Federal Reserve continuing to monetize it, we think there is a high probability of increasing inflation; but we have no idea how soon such inflation will occur. What we can tell you for certain is we won’t pay a price we don’t think is reasonable. We’d rather be patient

BOULDER GROWTH & INCOME FUND, INC.	www.boulderfunds.net

with your money. This economy is by no means out of the woods yet; there are potential dark clouds on the horizon. The State of California is in a sorry state. How would you like to get an IOU for your State income tax refund? Try taking that to the grocery store. Other state and local governments across the nation are also hurting.

But there are still bargains to be found. We have been buying other closed-end funds trading at discounts to their NAV’s which more than offsets the expenses and provides us with income through a diversified portfolio. For the most part, the funds we bought specialize in REITs, utilities and/or preferreds. All of the funds we bought pay a regular monthly or quarterly dividend. If the underlying assets in these funds recover, we may have the chance to double-dip in our returns if the discounts narrow at the same time.

The Fund holds cash and “cash-equivalents” totaling about $66 million, or about 38% of the Fund’s assets as of 5/31/09. Cash-equivalents can be a tricky term when it includes Auction Rate Preferreds (“ARPs”) which are included in the $66 million figure. The Fund holds a total of $10.75 million par value of these preferred instruments issued by other closed-end funds (which are currently fair valued at 98% of par). One year ago, the Fund held almost $31 million of these securities. Since then, many funds have redeemed their ARPs at their full stated par value. We consider these somewhat frozen assets (the auctions continue to fail) to be good assets — that is to say, they are still rated “AAA” and continue paying dividends. In fact, we recently read that the Fund can expect another $1.7 million in redemptions this July.

Our website at www.boulderfunds.net is an excellent source for information on the Fund. One of the features on the website is the ability to sign up for electronic delivery of stockholder information. Through electronic delivery, you can enjoy the convenience of receiving and viewing stockholder communications, such as annual reports, managed distribution information, and proxy statements online in addition to, but more quickly than, the hard copies you currently receive in the mail. To enroll, simply go to www.boulderfunds.net/enotify.htm. You will also find information about the Boulder Growth & Income Fund’s sister fund — the Boulder Total Return Fund — on the website.

Sincerely,

Stewart R. Horejsi	Carl D. Johns
Stewart Investment Advisers	Boulder Investment Advisers, LLC
Barbados, W.I.	Boulder, Colorado

FINANCIAL DATA [Unaudited]

	Per Share of Common Stock
	Net Asset	NYSE	Dividends
	Value	Closing Price	Paid
12/31/08	$5.84	$4.66	$0.000
1/31/09	5.50	4.42	0.000
2/28/09	5.05	3.89	0.000
3/31/09	5.32	3.96	0.000
4/30/09	5.67	4.36	0.000
5/31/09	5.81	4.60	0.000

Boulder Growth & Income Fund, Inc.:

•                  Ranks #1 in the Lipper Closed-End Equity Fund Performance Analysis for Core Funds for the 1-Year Ended December 31, 2008

•                  Ranks #1 in the Lipper Closed-End Equity Fund Performance Analysis for Core Funds for the 5-Years Ended December 31, 2008

Lipper and Lipper Corporate Marks are propriety trademarks of Lipper, a Reuters Company. Used by permission.

INVESTMENTS AS A % OF NET ASSETS AVAILABLE TO COMMON AND PREFERRED STOCK

PORTFOLIO OF INVESTMENTS [Unaudited]
May 31, 2009

Shares	Description	Value (Note 1)
LONG TERM INVESTMENTS 68.0%
DOMESTIC COMMON STOCKS 47.7%
Construction Machinery 0.4%
20,000	Caterpillar, Inc.	$709,200

Cosmetics/Personal Care 0.9%
30,000	The Procter & Gamble Co.	1,558,200

Diversified 25.5%
466	Berkshire Hathaway, Inc., Class A*	42,685,600
500	Berkshire Hathaway, Inc., Class B*	1,486,000
		44,171,600
Diversified Financial Services 0.7%
35,000	American Express Co.	869,750
4,300	Franklin Resources, Inc.	287,455
		1,157,205
Electric Utilities 1.3%
150,000	Great Plains Energy, Inc.	2,260,500

Healthcare Products & Services 3.2%
100,000	Johnson & Johnson	5,516,000

Insurance 0.9%
47,074	Fidelity National Financial, Inc.	656,212
40,000	First American Corp.	912,400
		1,568,612
Manufacturing 2.1%
12,000	3M Co.	685,200
50,500	Eaton Corp.	2,196,750
60,000	General Electric Co.	808,800
		3,690,750
Pharmaceuticals 0.2%
17,000	Pfizer, Inc.	258,230

Registered Investment Company (RIC) 5.6%
291,762	Cohen & Steers Advantage Income Realty Fund, Inc.	1,099,943
120,137	Cohen & Steers Premium Income Realty Fund, Inc.	432,493
106,600	Cohen & Steers Quality Income Realty Fund, Inc.	423,202
138,734	Cohen & Steers REIT and Preferred Income Fund, Inc.	1,028,019
509,550	Cohen & Steers REIT and Utility Income Fund, Inc.	3,312,075
47,700	Cohen & Steers Select Utility Fund, Inc.	528,516
91,174	Cohen & Steers Worldwide Realty Income Fund, Inc.	350,108

See accompanying notes to financial statements.

Shares	Description		Value (Note 1)
Registered Investment Company (continued)
66,000	Flaherty & Crumrine/Claymore Preferred Securities Income Fund, Inc.		$597,300
135,392	Flaherty & Crumrine/Claymore Total Return Fund, Inc.		1,226,652
146,663	ING Clarion Global Real Estate Income Fund		768,514
			9,766,822
Retail 6.9%
240,000	Wal-Mart Stores, Inc.		11,937,600

TOTAL DOMESTIC COMMON STOCKS (Cost $80,179,361)			82,594,719

FOREIGN COMMON STOCKS 11.2%
Australia 0.3%
983,610	ING Office Fund		449,029

Canada 0.6%
10,200	Bank of Nova Scotia		356,708
44,000	Brookfield Asset Management, Inc., Class A		766,952
			1,123,660
Hong Kong 4.5%
185,000	Cheung Kong Holdings, Ltd.		2,286,175
600,000	Hang Lung Properties, Ltd.		2,027,798
500,000	Henderson Investment, Ltd.		39,343
104,500	Henderson Land Development Co., Ltd.		630,862
1,500,000	Midland Holdings, Ltd.		1,002,290
650,000	Wheelock & Co, Ltd.	.	1,844,626
			7,831,094
Japan 0.0%(1)
105	New City Residence Investment Corp.*(2)(3)		4,573

Netherlands 3.0%
120,000	Heineken Holding NV		3,603,257
31,663	Heineken NV		1,127,113
20,000	Unilever NV		477,974
			5,208,344
New Zealand 1.4%
4,219,835	Kiwi Income Property Trust		2,486,963

Singapore 0.6%
906,666	Ascendas Real Estate Investment Trust		954,154

See accompanying notes to financial statements.

Shares/
Principal
Amount	Description	Value (Note 1)
Turkey 0.0%(1)
57,183	Dogus Ge Gayrimenkul Yatirim Ortakligi A.S.*	$29,449

United Kingdom 0.8%
25,000	Diageo PLC, Sponsored ADR	1,364,000

TOTAL FOREIGN COMMON STOCKS (Cost $20,037,447)		19,451,266

AUCTION PREFERRED SECURITIES 6.1%
228	Advent Claymore Global Convertible Securities & Income Fund, Series W(3)	5,586,000
25	Cohen & Steers REIT and Preferred Income Fund, Inc., Series W(3)	612,500
43	Cohen & Steers Select Utility Fund, Series M7(3)	1,053,500
108	Gabelli Dividend & Income Trust, Series B(3)	2,646,000
26	Neuberger Berman Real Estate Securities Income Fund, Series A(3)	637,000
		10,535,000
TOTAL AUCTION PREFERRED SECURITIES (Cost $10,750,066)		10,535,000

HEDGE FUND 3.0%
5	Ithan Creek Partners, L.P.*(3)	5,183,615

TOTAL HEDGE FUND (Cost $5,000,000)		5,183,615

TOTAL LONG TERM INVESTMENTS (Cost $115,966,874)		117,764,600

SHORT TERM INVESTMENTS 32.1%
DOMESTIC GOVERNMENT BONDS 28.9%
United States Treasury Bills
$25,000,000	0.110% due 6/18/2009	24,998,702
25,000,000	0.120% due 6/25/2009	24,998,000

TOTAL DOMESTIC GOVERNMENT BONDS (Amortized Cost $49,996,702)		49,996,702

FOREIGN GOVERNMENT BONDS 1.4%
New Zealand 1.4%
3,800,000	New Zealand Treasury Bills, Discount Notes, 2.260% due 7/29/2009 NZD	2,424,440

TOTAL FOREIGN GOVERNMENT BONDS (Amortized Cost $2,213,473)		2,424,440

See accompanying notes to financial statements.

Shares/
Principal
Amount	Description	Value (Note 1)
MONEY MARKET FUNDS 1.8%
3,148,836	Dreyfus Treasury Cash Management Money Market Fund, Institutional Class, 7 Day Yield - 0.122%	$3,148,836

TOTAL MONEY MARKET FUNDS (Cost $3,148,836)		3,148,836

TOTAL SHORT TERM INVESTMENTS (Cost $55,359,011)		55,569,978

TOTAL INVESTMENTS 100.1% (Cost $171,325,885)		173,334,578

OTHER ASSETS AND LIABILITIES - 0.1%		(102,658)

TOTAL NET ASSETS AVAILABLE TO COMMON AND PREFERRED STOCK 100.0%		173,231,920

AUCTION MARKET PREFERRED STOCK (AMPS) REDEMPTION VALUE		(25,000,000)

TOTAL NET ASSETS AVAILABLE TO COMMON STOCK		$148,231,920

*                 Non-income producing security.

(1)       Less than 0.05% of Total Net Assets Available to Common and Preferred Stock.

(2)       On October 9, 2008, the company declared bankruptcy.

(3)       Fair valued security under procedures established by the Fund’s Board of Directors. Total market value of fair valued securities as of May 31, 2009 is $15,723,188, or 9.1% of total net assets available to common and preferred stock.

Percentages are stated as a percent of Total Net Assets Available to Common and Preferred Stock.

Common Abbreviations:

ADR - American Depositary Receipt

A.S. - Anonim Sirketi (Turkish: Joint Stock Company)

L.P. - Limited Partnership

Ltd. - Limited

NV - Naamloze Vennootchap is the Dutch term for a public limited liability corporation

NZD - New Zealand Dollar

PLC - Public Limited Company

For Fund compliance purposes, the Fund’s industry and/or geography classifications refer to any one of the industry/geography sub-classifications used by one or more widely recognized market indexes, and/or as defined by Fund Management. This definition may not apply for purposes of this report, which may combine industry/geography sub-classifications for reporting ease. Industries/geographies are shown as a percent of net assets available to common and preferred shares. These industry/geography classifications are unaudited.

See accompanying notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES [Unaudited]
May 31, 2009

ASSETS:
Investments, at value (Cost $171,325,885) (Note 1)	$173,334,578
Foreign currency, at value (Cost $48,996)	56,358
Dividends and interest receivable	161,134
Prepaid expenses and other assets	32,666
Total Assets	173,584,736

LIABILITIES:
Payable for investments purchased	41,505
Investment co-advisory fees payable (Note 2)	180,186
Legal and audit fees payable	43,662
Administration and co-administration fees payable (Note 2)	39,760
Custody fees payable	10,201
Accumulated undeclared dividends on Taxable Auction Market Preferred Stock (Note 5)	8,800
Directors’ fees and expenses payable (Note 2)	6,092
Printing fees payable	6,201
Accrued expenses and other payables	16,409
Total Liabilities	352,816
FUND TOTAL NET ASSETS	$173,231,920

TAXABLE AUCTION MARKET PREFERRED STOCK:
$0.01 par value, 10,000 shares authorized, 1,000 shares outstanding, liquidation preference of $25,000 per share (Note 5)	25,000,000
TOTAL NET ASSETS (APPLICABLE TO COMMON STOCKHOLDERS)	$148,231,920

NET ASSETS (APPLICABLE TO COMMON STOCKHOLDERS) CONSIST OF:
Par value of common shares (Note 4)	$254,956
Paid-in capital in excess of par value of common stock	149,322,375
Overdistributed net investment income	(169,088)
Accumulated net realized loss on investments sold and foreign currency related transactions	(3,192,246)
Net unrealized appreciation on investments and foreign currency translation	2,015,923
NET ASSETS (APPLICABLE TO COMMON STOCKHOLDERS)	$148,231,920

Net Asset Value, $148,231,920/25,495,585 common stock outstanding	$5.81

See accompanying notes to financial statements.

STATEMENT OF OPERATIONS [Unaudited]
For the Six Months Ended May 31, 2009

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $12,509)	$1,322,363
Interest and other income	237,104
Total Investment Income	1,559,467

EXPENSES:
Investment co-advisory fee (Note 2)	1,029,313
Administration and co-administation fees (Note 2)	228,858
Directors’ fees and expenses (Note 2)	42,348
Legal and audit fees	46,819
Preferred stock broker commissions and auction agent fees	24,034
Printing fees	30,218
Transfer agency fees	17,562
Custody fees	7,695
Insurance expense	10,061
Other	43,557
Total Expenses	1,480,465
Fees waived by administrator (Note 2)	(2,921)
Net Expenses	1,477,544
Net Investment Income	81,923

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized loss on:
Investment securities	(2,517,209)
Foreign currency related transactions	(569,708)
(3,086,917)
Net change in unrealized appreciation on:
Investment securities	1,148,976
Foreign currency related transactions	2,635
1,151,611
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(1,935,306)
LESS: PREFERRED STOCK DISTRIBUTIONS (NOTE 9)
From net investment income	(251,011)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,104,394)

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Six Months Ended	Year Ended
	May 31, 2009 (Unaudited)	November 30, 2008
OPERATIONS:
Net investment income	$81,923	$1,337,860
Net realized loss on investments sold	(3,086,917)	(989,425)
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translations	1,151,611	(37,366,931)
Net Decrease in Net Assets Resulting from Operations	(1,853,383)	(37,018,496)

DISTRIBUTIONS: PREFERRED STOCK (NOTE 9)
From net investment income	(251,011)	(31,439)
From tax return of capital	—	(1,049,569)
Total Distributions: Preferred Stock	(251,011)	(1,081,008)

Net Decrease in Net Assets Resulting From Operations Applicable to Common Stockholders	(2,104,394)	(38,099,504)

DISTRIBUTIONS: COMMON STOCK (NOTE 9)
From tax return of capital	—	(24,010,394)
Total Distributions: Common Stock	—	(24,010,394)

CAPITAL SHARE TRANSACTIONS:
Proceeds from rights offering (Note 10)	—	76,166,564
Expenses incurred for rights offering (Note 10)	—	(142,294)
Net asset value of shares issued in connection with the reinvestment of dividends from net investment income, distributions from net realized gains and tax return of capital	—	635,633
Total Capital Share Transactions	—	76,659,903
Net Increase/(Decrease) in Net Assets	(2,104,394)	14,550,005

NET ASSETS:
Beginning of period	175,336,314	160,786,309
End of period (including overdistributed net investment income of $(169,088) and $0, respectively)	173,231,920	175,336,314
Auction Market Preferred Stock (AMPS) Redemption Value	(25,000,000)	(25,000,000)
Net Assets Applicable to Common Stockholders	$148,231,920	$150,336,314

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
For a Common Share Outstanding Throughout Each Period.

Contained below is selected data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the period indicated. This information has been determined based upon information provided in the financial statements and market price data for the Fund’s shares.

	For the Six Months
	Ended May 31,
	2009 (Unaudited)
OPERATING PERFORMANCE:
Net Asset Value — Beginning of Period	$5.90

Income/(Loss) From Investment Operations
Net investment income(a)	0.00	(b)
Net realized and unrealized gain/(loss) on investments	(0.08)
Total from Investment Operations	(0.08)

Distributions: Preferred Stock(c)
Dividends paid from net investment income(a)	(0.01)
Dividends paid from net realized capital gains(a)	—
Dividends paid from tax return of capital(a)	—
Change in accumulated undeclared dividends on AMPS*	—
Total Dividends Paid to AMPS*	(0.01)
Net Increase/(Decrease) from Operations Applicable to Common Stock	(0.09)

Distributions: Common Stock
Dividends paid from net investment income	—
Distributions paid from net realized capital gains	—
Distributions paid from tax return of capital	—
Total Distributions Paid to Common Stockholders	—
Accretive Impact of Capital Share Transactions	—
Net Increase/(Decrease) in Net Asset Value	(0.09)
Common Share Net Asset Value — End of Period	$5.81
Common Share Market Value — End of Period	$4.60

Total Return, Common Share Net Asset Value(d)	(1.5)%
Total Return, Common Share Market Value(d)	5.8%

RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCKHOLDERS:
Net Operating Expenses	2.10	%(e)
Operating Expenses including interest expense	—
Gross Operating Expenses	2.10	%(e)
Net Investment Income	0.12	%(e)(f)

SUPPLEMENTAL DATA:
Portfolio Turnover Rate	14%
Net Assets Applicable to Common Stockholders, End of Period (000s)	$148,232
Number of Common Shares Outstanding at End of Period (000s)	25,496
Ratio of Operating Expenses to Total Average Net Assets Including AMPS*	1.78	%(e)

Financial Highlights footnotes continued on page 14.

	For the Years Ended November 30,
	2008		2007		2006		2005		2004
OPERATING PERFORMANCE:
Net Asset Value — Beginning of Period	$8.92		$9.08		$8.00		$7.58		$6.65

Income/(Loss) From Investment Operations
Net investment income(a)	0.07		0.25		0.40		0.04		0.01
Net realized and unrealized gain/(loss) on investments	(1.77)		1.06		1.51		0.39		0.95
Total from Investment Operations	(1.70)		1.31		1.91		0.43		0.96

Distributions: Preferred Stock(c)
Dividends paid from net investment income(a)	(0.00	)(b)	(0.11)		(0.11)		(0.01)		—
Dividends paid from net realized capital gains(a)	—		(0.00	)(b)	—		—		—
Dividends paid from tax return of capital(a)	(0.05)		—		—		—		—
Change in accumulated undeclared dividends on AMPS*	—		—		(0.00	)(b)	(0.00	)(b)	—
Total Dividends Paid to AMPS*	(0.05)		(0.11)		(0.11)		(0.01)		—
Net Increase/(Decrease) from Operations Applicable to Common Stock	(1.75)		1.20		1.80		0.42		0.96

Distributions: Common Stock
Dividends paid from net investment income	—		(0.57)		(0.35)		—		—
Distributions paid from net realized capital gains	—		(0.03)		—		—		—
Distributions paid from tax return of capital	(1.27)		(0.75)		(0.37)		—		(0.03)
Total Distributions Paid to Common Stockholders	(1.27)		(1.35)		(0.72)		—		(0.03)
Accretive Impact of Capital Share Transactions	—		(0.01)		—		—		—
Net Increase/(Decrease) in Net Asset Value	(3.02)		(0.16)		1.08		0.42		0.93
Common Share Net Asset Value — End of Period	$5.90		$8.92		$9.08		$8.00		$7.58
Common Share Market Value — End of Period	$4.35		$9.16		$10.45		$6.96		$6.63

Total Return, Common Share Net Asset Value(d)	(21.8)%		12.5%		23.5%		5.5%		14.4%
Total Return, Common Share Market Value(d)	(43.9)%		0.3%		63.3%		5.0%		21.0%

RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCKHOLDERS:
Net Operating Expenses	2.11%		2.65%		2.47%		2.24%		2.00%
Operating Expenses including interest expense	—		—		—		3.00%		2.38%
Gross Operating Expenses	2.12%		2.68%		2.52%		3.06%		2.06%
Net Investment Income	0.18	%(f)	1.52	%(f)	3.44	%(f)	0.55	%(f)	0.01%

SUPPLEMENTAL DATA:
Portfolio Turnover Rate	24%		49%		35%		41%		33%
Net Assets Applicable to Common Stockholders, End of Period (000s)	$150,336		$135,786		$103,104		$90,673		$85,896
Number of Common Shares Outstanding at End of Period (000s)	25,496		15,226		11,353		11,328		11,328
Ratio of Operating Expenses to Total Average Net Assets Including AMPS*	1.80%		2.16%		1.96%		2.46%		—

See accompanying notes to financial statements.

*                 Taxable Auction Market Preferred Stock (“AMPS”).

(a)       Calculated based on the average number of common shares outstanding during each fiscal period.

(b)       Amount represents less than $(0.01) per Common Share.

(c)        On October 17, 2005, the Fund issued 1,000 shares of AMPS.

(d)       Total return based on per share net asset value reflects the effects of changes in net assets value on the performance of the Fund during each fiscal period. Total return based on per share market value assumes the purchase of common shares at the market price on the first day and sales of common shares at the market price on the last day of the period indicated. Dividends and distributions, if any, are assumed to be reinvested at prices obtained under the Fund’s distribution reinvestment plan. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted.

(e)        Annualized.

(f)           For the six months ended May 31, 2009 and for the years ended November 30, 2005, 2006, 2007, and 2008, the net investment income ratio reflects income net of operating expenses and payments and change in undeclared dividends to AMPS.

The table below sets out information with respect to Taxable Auction Market Preferred Stock currently outstanding.(1)

				Involuntary	Average
			Asset	Liquidating	Market
	Liquidation	Total Shares	Coverage	Preference	Value
	Value (000)	Outstanding (000)	Per Share(2)	Per Share(3)	Per Share(3)
05/31/09	$25,000	1	$173,241	$25,000	$25,000
11/30/08	25,000	1	175,375	25,000	25,000
11/30/07	25,000	1	160,830	25,000	25,000
11/30/06	25,000	1	128,167	25,000	25,000
11/30/05	25,000	1	115,673	25,000	25,000

(1)       See Note 5 in Notes to Financial Statements.

(2)       Calculated by subtracting the Fund’s total liabilities (excluding accumulated unpaid distributions on AMPS) from the Fund’s total assets and dividing by the number of AMPS outstanding.

(3)       Excludes accumulated undeclared dividends.

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS [Unaudited]
May 31, 2009

NOTE 1.                                      SIGNIFICANT ACCOUNTING POLICIES

Boulder Growth & Income Fund, Inc. (the “Fund”), is a non-diversified, closed-end management company organized as a Maryland corporation and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The policies described below are followed consistently by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America.

Portfolio Valuation: The net asset value of the Fund’s Common Shares is determined by the Fund’s administrator no less frequently than on the last business day of each week and month. It is determined by dividing the value of the Fund’s net assets attributable to common stock by the number of Common Shares outstanding. The value of the Fund’s net assets attributable to Common Shares is deemed to equal the value of the Fund’s total assets less (i) the Fund’s liabilities and (ii) the aggregate liquidation value of the outstanding Taxable Auction Market Preferred Stock. Securities listed on a national securities exchange are valued on the basis of the last sale on such exchange or the NASDAQ Official Close Price on the day of valuation. In the absence of sales of listed securities and with respect to securities for which the most recent sale prices are not deemed to represent fair market value, and unlisted securities (other than money market instruments), securities are valued at the mean between the closing bid and asked prices, or based on a matrix system which utilizes information (such as credit ratings, yields and maturities) from independent sources. Investments for which market quotations are not readily available or do not otherwise accurately reflect the fair value of the investment are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including reference to valuations of other securities which are considered comparable in quality, maturity and type. Investments in money market instruments, which mature in 60 days or less at the time of purchase, are valued at amortized cost.

The Fund follows Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. Under certain circumstances, fair value may equal the mean between the bid and asked prices. FAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

NOTES TO FINANCIAL STATEMENTS [Unaudited]
May 31, 2009

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•                  Level 1 — quoted prices in active markets for identical investments

•                  Level 2 — significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value during the six months ended May 31, 2009 maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund utilized the following fair value techniques: discounted future cash flow models, weighted average of last available trade prices and multi-dimensional relational pricing model.

The following is a summary of the inputs used as of May 31, 2009 in valuing the Fund’s investments carried at fair value:

Valuation Inputs	Investments in Securities
Level 1 — Quoted Prices	$105,190,248
Level 2 — Significant Observable Inputs	62,956,142
Level 3 — Significant Unobservable Inputs	5,188,188
Total	$173,334,578

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities
Balance as of 11/30/08	$5,059,043
Realized gain/(loss)	—
Change in unrealized appreciation	129,145
Net purchases/(sales)	—
Transfer in and/or out of Level 3	—
Balance as of 5/31/09	$5,188,188

Securities Transactions and Investment Income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on ex-dividend dates. Interest income is recorded using the interest method.

The actual amounts of dividend income and return of capital received from investments in real estate investment trusts (“REITS”) and registered investment companies (“RICS”) at calendar year-end are determined after the end of the fiscal year. The Fund therefore estimates these amounts for accounting purposes until the actual characterization of REIT and RIC distributions is known. Distributions received in excess of the estimate are recorded as a reduction of the cost of investments.

NOTES TO FINANCIAL STATEMENTS [Unaudited]
May 31, 2009

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated in U.S. dollars at the exchange rate prevailing at the end of the period, and purchases and sales of investment securities, income and expenses transacted in foreign currencies are translated at the exchange rate on the dates of such transactions.

Foreign currency gains and losses result from fluctuations in exchange rates between trade date and settlement date on securities transactions, foreign currency transactions and the difference between amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and the subsequent sale trade date is included in gains and losses as stated in the Statement of Operations under Foreign currency related transactions.

Repurchase Agreements: The Fund may engage in repurchase agreement transactions. The Fund’s management reviews and approves periodically the eligibility of the banks and dealers with which the Fund enters into repurchase agreement transactions. The value of the collateral underlying such transactions is at least equal at all times to the total amount of the repurchase obligations, including interest. The Fund maintains possession of the collateral and, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is the possibility of loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. The Fund had no outstanding repurchase agreements as of May 31, 2009.

Lending of Portfolio Securities: The Fund may participate in securities lending arrangements. To do so, the Fund would engage a lending agent to loan securities to qualified brokers and dealers in exchange for negotiated lenders’ fees. As of May 31, 2009, the Fund was not participating in any securities lending arrangements.

Dividends and Distributions to Stockholders: Dividends to common stockholders will be declared in such a manner as to avoid the imposition of the 4% excise tax described in “Federal Income Taxes” below. The stockholders of Taxable Auction Market Preferred Stock (“AMPS”) are entitled to receive cumulative cash dividends as declared by the Fund’s Board of Directors. Distributions to stockholders are recorded on the ex-dividend date. Any net realized short-term capital gains will be distributed to stockholders at least annually. Any net realized long-term capital gains may be distributed to stockholders at least annually or may be retained by the Fund as determined by the Fund’s Board of Directors. Capital gains retained by the Fund are subject to tax at the corporate tax rate. Subject to the Fund qualifying as a registered investment company, any taxes paid by the Fund on such net realized long-term gains may be used by the Fund’s stockholders as a credit against their own tax liabilities.

Prior to November 10, 2008, it was the policy of the Fund to declare quarterly and pay monthly distributions to common stockholders (the “Policy”). In an effort to maintain a stable distribution amount, the Fund could have paid distributions consisting of net investment income, realized capital gains and tax return of capital. Tax return of capital

NOTES TO FINANCIAL STATEMENTS [Unaudited]
May 31, 2009

represents a return of a stockholder’s original investment in Fund shares and should not be considered yield by investors in the Fund. To the extent stockholders receive a return of capital they will be required to adjust their cost basis by the same amount upon the sale of their Fund shares. An IRS Form 1099-DIV will be sent to stockholders indicating the tax characteristic of the distributions they received and exactly how much is from ordinary income, if any, capital gains, if any, and return of capital, if any. Stockholders should seek their own tax advice regarding the reporting of income, the gain or loss on the sale of Fund shares.

The Fund’s Policy was suspended, as approved by the Board of Directors, at the regular meeting held November 10, 2008. The Fund’s Board of Directors considered continuation of the Policy and a number of alternatives and other factors before coming to the conclusion to suspend the Policy.

Use of Estimates: The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Indemnifications: Like many other companies, the Fund’s organizational documents provide that its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, both in some of its principal service contracts and in the normal course of its business, the Fund enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Fund’s maximum exposure under these arrangements is unknown as this could involve future claims against the Fund.

Federal Income Taxes: For federal income tax purposes, the Fund currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of the Internal Revenue Code by distributing substantially all of its investment company taxable net income including realized gain not offset by capital loss carry-forwards, if any, to its stockholders. Accordingly, no provision for federal income or excise taxes has been made.

Income and capital gain distributions are determined and characterized in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to (1) differing treatments of income and gains on various investment securities held by the Fund, including temporary differences, (2) the attribution of expenses against certain components of taxable investment income, and (3) federal regulations requiring proportional allocation of income and gains to all classes of  Stockholders. The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least (1) 98% of the sum of its net investment income for that year and its capital gains (both long-term and short-term) for its fiscal year and (2) certain undistributed amounts from previous years.

The Fund follows FASB Interpretation No. 48 (“FIN 48”) “Accounting for Uncertainty in Income Taxes,” which requires that the financial statement effects of a tax position taken or expected to be taken in a tax return be recognized in the financial statements

NOTES TO FINANCIAL STATEMENTS [Unaudited]
May 31, 2009

when it is more likely than not, based on the technical merits, that the position will be sustained upon examination. Management has concluded that the Fund has taken no uncertain tax positions that require adjustment to the financial statements to comply with the provisions of FIN 48. The Fund files income tax returns in the U.S. federal jurisdiction and Colorado. The statue of limitations on the Fund’s federal tax filings remains open for the fiscal years ended November 30, 2008, November 30, 2007, November 30, 2006 and November 30, 2005. The statute of limitation on the Fund’s state tax filings remains open for the fiscal years ended November 30, 2008, November 30, 2007, November 30, 2006, November 30, 2005 and November 30, 2004.

NOTE 2.                                    INVESTMENT CO-ADVISORY FEES, DIRECTORS’ FEES, CO-ADMINISTRATION FEE, CUSTODY FEE AND TRANSFER AGENT FEE

Boulder Investment Advisers, L.L.C. (“BIA”) and Stewart Investment Advisers (“SIA”) serve as the Fund’s co-investment advisers (the “Advisers”). The Fund pays the Advisers a monthly fee at an annual rate of 1.25% of the value of the Fund’s average monthly total assets under management (including the principal amount of leverage, if any). At the February 9, 2009 Board of Directors meeting, the Advisers agreed to a waiver of advisory fees such that, in the future, the advisory fees would be calculated at the annual rate of 1.25% on assets up to $400 million, 1.10% on assets between $400-$600 million and 1.00% on assets exceeding $600 million. This fee waiver has a one year term and is renewable annually at the option of the Advisers. The waiver is not subject to recapture. The equity owners of BIA are Evergreen Atlantic, LLC, a Colorado limited liability company (“EALLC”), and the Lola Brown Trust No. 1B (the “Lola Trust”), each of which is considered to be an “affiliated person” of the Fund as that term is defined in the 1940 Act. Stewart West Indies Trading Company, Ltd. is a Barbados international business company doing business as Stewart Investment Advisers. SIA receives a monthly fee equal to 75% of the fees earned by the Advisers, and BIA receives 25% of the fees earned by the Advisers. The equity owner of SIA is the Stewart West Indies Trust, considered to be an “affiliated person” of the Fund as that term is defined in the 1940 Act.

Fund Administrative Services, LLC (“FAS”) serves as the Fund’s co-administrator. Under the Administration Agreement, FAS provides certain administrative and executive management services to the Fund. The Fund pays FAS a monthly fee calculated at an annual rate of 0.20% of the value of the Fund’s average monthly total assets (including leverage) up to $250 million; 0.18% of the Fund’s average monthly total assets (including leverage) on the next $150 million; and, 0.15% on the value of the Fund’s average monthly total assets (including leverage) over $400 million. Notwithstanding, FAS has agreed to cap the Fund’s total administration costs at 0.30% (including administration, co-administration, transfer agent and custodian fees). As such, FAS has agreed to waive a portion of its fee based on total assets under management (including leverage) should the total monthly administration expenses exceed 0.30%. The equity owners of FAS are EALLC and the Lola Trust.

ALPS Fund Services, Inc. (“ALPS”) serves as the Fund’s co-administrator. As compensation for its services, ALPS receives certain out-of-pocket expenses and asset-based fees, which are accrued daily and paid monthly. Fees paid to ALPS are calculated

NOTES TO FINANCIAL STATEMENTS [Unaudited]
May 31, 2009

based on combined assets of the Fund, the Boulder Total Return Fund, Inc., The Denali Fund Inc., and First Opportunity Fund, Inc. (the “Fund Group”). ALPS receives the greater of the following, based on combined assets of the Fund Group: an annual minimum of $460,000, or an annualized fee of 0.045% on assets up to $1 billion, an annualized fee of 0.03% on assets between $1 and $3 billion, and an annualized fee of 0.02% on assets above $3 billion.

The Fund pays each Director who is not a director, officer, employee, or affiliate of the Advisers or FAS a fee of $8,000 per annum, plus $3,000 for each in-person meeting of the Board of Directors and $500 for each telephone meeting. In addition, the Chairman of the Board and the Chairman of the Audit Committee receive $1,000 per meeting and each member of the Audit Committee receives $500 per meeting. The Fund will also reimburse all non-interested Directors for travel and out-of-pocket expenses incurred in connection with such meetings.

Bank of New York Mellon (“BNY Mellon”) servers as the Fund’s custodian and as compensation for BNY Mellon’s services the Fund pays BNY Mellon a monthly fee plus certain out-of-pocket expenses.

PNC Global Investment Servicing (“PNC GIS”) serves as the Fund’s Common Stock Servicing Agent (transfer agent), dividend-paying agent and registrar, and as compensation for PNC GIS’s services as such, the Fund pays PNC GIS a monthly fee plus certain out-of-pocket expenses.

Deutsche Bank Trust Company Americas (“Auction Agent”), a wholly owned subsidiary of Deutsche Bank AG, serves as the Fund’s Preferred Stock transfer agent, registrar, dividend disbursing agent and redemption agent.

NOTE 3.                                      SECURITIES TRANSACTIONS

Purchases and sales of securities, excluding short term securities during the six months ended May 31, 2009 were $15,776,352 and $15,045,328, respectively.

On May 31, 2009, based on cost of $171,151,425 for federal income tax purposes, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $12,638,056 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $10,454,903, resulting in net unrealized appreciation of $2,183,153.

NOTE 4.                                      CAPITAL

At May 31, 2009, 249,990,000 of $0.01 par value Common Stock were authorized, of which 25,495,585 were outstanding.

NOTES TO FINANCIAL STATEMENTS [Unaudited]
May 31, 2009

Transactions in Common Shares were as follows:

	For the Six	For the
	Months Ended	Year Ended
	May 31, 2009	November 30, 2008
Common Shares outstanding — beginning of period	25,495,585	15,226,099
Common Shares issued as reinvestment of dividends	—	86,790
Rights Offering	—	10,182,696
Common Shares outstanding — end of period	25,495,585	25,495,585

NOTE 5.                                      TAXABLE AUCTION MARKET PREFERRED STOCK

The Fund’s Articles of Incorporation authorize the issuance of up to 10,000 shares of $0.01 par value Auction Market Preferred Stock (“AMPS”). On October 17, 2005, the Fund issued 1,000 AMPS. AMPS are senior to Common Stock and result in the financial leveraging of the Common Stock. Such leveraging tends to magnify both the risks and opportunities to Common Stockholders. Dividends on the AMPS are cumulative. The Fund’s AMPS have a liquidation preference of $25,000 per share plus any accumulated unpaid distributions, whether or not earned or declared by the Fund, but excluding interest thereon (“Liquidation Value”) and have no mandatory retirement date. An auction of the AMPS is generally held every 28 days. Existing stockholders may submit an order to hold, bid or sell shares on each auction date. AMPS stockholders may also trade shares in the secondary market.

In February 2008, the auction market across almost all closed-end funds became illiquid resulting in failed auctions for the Fund’s AMPS. A failed auction is not an event of default for the Fund but it has a negative impact on the liquidity of the AMPS. A failed auction occurs when there are more sellers of a fund’s AMPS than buyers. It is impossible to predict how long this imbalance will last. A successful auction for the Funds’ AMPS may not occur for some time, if ever, and even if liquidity does resume, holders of AMPS may not have the ability to sell the AMPS at their liquidation preference. As such, the Fund continues to pay dividends on the AMPS at the maximum rate (set forth in the Fund’s Articles Supplementary, the governing document for the AMPS). The Fund’s maximum rate is set at the greater of 1.25% of 30-day LIBOR or 30-day LIBOR plus 125 basis points.

The Fund may redeem AMPS, in whole or in part, on the second business day preceding any distribution payment date at Liquidation Value. The Fund is subject to certain restrictions relating to the AMPS. Specifically, the Fund is required under the 1940 Act to maintain an asset coverage with respect to the AMPS of 200% or greater. The Fund is also required to maintain certain coverage amounts for Fitch and Moody’s (“rating agencies”). Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common stockholders or repurchasing common stock and/or could trigger the mandatory redemption of AMPS at Liquidation Value. The Fund was in compliance with these requirements as of May 31, 2009. The holders of AMPS are entitled to one vote per share and will vote with holders of common stock as a single class, except that the AMPS will vote separately as a class on certain matters, as required by law or

NOTES TO FINANCIAL STATEMENTS [Unaudited]
May 31, 2009

the Fund’s charter. The holders of the AMPS, voting as a separate class, are entitled at all times to elect two Directors of the Fund, and to elect a majority of the Directors of the Fund if the Fund fails to pay distributions on AMPS for two consecutive years.

In connection with the settlement of each AMPS auction, the Fund pays, through the auction agent, a service fee to each participating broker-dealer based upon the aggregate liquidation preference of the AMPS held by the broker-dealer’s customers. Prior to February 19, 2009 the Fund paid at an annual rate of 0.25% and upon this date the annual rate was reduced to 0.05% until further notice from the Fund. These fees are paid for failed auctions as well.

On May 31, 2009, 1,000 shares of AMPS were outstanding at the annual rate of 1.56% . The dividend rate, as set by the auction process, is generally expected to vary with short-term interest rates. These rates may vary in a manner unrelated to the income received on the Fund’s assets, which could have either a beneficial or detrimental impact on net investment income and gains available to Common Stockholders. While the Fund expects to earn a higher return on its assets than the cost associated with the AMPS, including expenses, there can be no assurance that such results will be attained.

NOTE 6.                                      PORTFOLIO INVESTMENTS, CONCENTRATION AND INVESTMENT QUALITY

The Fund operates as a “non-diversified” investment company, as defined in the 1940 Act. As a result of being “non-diversified”, with respect to 50% of the Fund’s portfolio, the Fund must limit to 5% the portion of its assets invested in the securities of a single issuer. There are no such limitations with respect to the balance of the Fund’s portfolio, although no single investment can exceed 25% of the Fund’s total assets at the time of purchase. A more concentrated portfolio may cause the Fund’s net asset value to be more volatile and thus may subject stockholders to more risk. The Fund may hold a substantial position (up to 25% of its assets) in the common stock of a single issuer. As of May 31, 2009, the Fund held more than 25% of its assets in Berkshire Hatha-way, Inc., as a direct result of the market appreciation of the issuer since the time of purchase. Thus, the volatility of the Fund’s common stock, and the Fund’s net assets value and its performance in general, depends disproportionately more on the performance of this single issuer than that of a more diversified fund.

The Fund has no restrictions on its ability to invest in foreign securities. Investment in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks may include, but are not limited to: (i) less information about non-U.S. issuers or markets may be available due to less rigorous disclosure, accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile thus, in a changing market, the Advisers may not be able to sell the Fund’s portfolio securities at times, in amounts and at prices they consider reasonable; (iii) currency exchange rates or controls may adversely affect the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience downturns or recessions; and, (v) withholdings and other non-U.S. taxes may decrease the Fund’s return.

NOTES TO FINANCIAL STATEMENTS [Unaudited]
May 31, 2009

At the April, 2007 Annual Meeting of Stockholders, stockholders approved a proposal to change the Fund’s industry concentration policy so that the Fund must invest more than 25% of its assets in “real estate related companies” rather than solely in real estate investment trusts (REITs) and related companies.

The Fund intends to concentrate its common stock investments in a few issuers and to take large positions in those issuers, consistent with being a “non-diversified” fund. As a result, the Fund is subject to a greater risk of loss than a diversified fund or a fund that has diversified its investments more broadly. Taking larger positions is also likely to increase the volatility of the Fund’s net asset value reflecting fluctuation in the value of large Fund holdings. Under normal market conditions, the Fund intends to invest at least 80% of its net assets in common stocks. Common stocks include dividend-paying closed-end funds and REITs. The portion of the Fund’s assets that are not invested in common stocks may be invested in fixed income securities and cash equivalents. The term “fixed income securities” includes RICs whose objective is income, REITs, bonds, U.S. Government securities, notes, bills, debentures, preferred stocks, convertible securities, bank debt obligations, repurchase agreements and short-term money market obligations.

NOTE 7.                                      SIGNIFICANT STOCKHOLDERS

On May 31, 2009, trusts and other entities affiliated with Stewart R. Horejsi and the Horejsi family owned 4,941,674 shares of Common Stock of the Fund, representing approximately 19.38% of the total Fund shares. Stewart R. Horejsi is the primary portfolio manager for SIA and is the Fund’s primary portfolio manager. He is responsible for the day-to-day strategic management of the Fund.

NOTE 8.                                      SHARE REPURCHASE PROGRAM

In accordance with Section 23(c) of the 1940 Act, the Fund may from time to time effect redemptions and/or repurchases of its AMPS and/or its Common Stock, in the open market or through private transactions; at the option of the Board of Directors and upon such terms as the Directors shall determine.

For the six months ended May 31, 2009 and for the year ended November 30, 2008, the Fund did not repurchase any of its own stock.

NOTE 9.                                      TAX BASIS DISTRIBUTIONS

As determined on November 30, 2008, permanent differences resulting primarily from different book and tax accounting for gains and losses on foreign currency and certain other investments were reclassified at fiscal year-end. These reclassifications had no effect on net income, net asset value applicable to common stockholders or net asset value per common share of the Fund.

Ordinary income and long-term capital gains are allocated to common stockholders after payment of the available amounts on any outstanding AMPS. To the extent that the amount distributed to common stockholders exceeds the amount of available ordinary income and long-term capital gains after allocation to any outstanding AMPS, these distributions are

NOTES TO FINANCIAL STATEMENTS [Unaudited]
May 31, 2009

treated as a tax return of capital. Additionally, to the extent that the amount distributed on any outstanding AMPS exceeds the amount of available ordinary income and long-term capital gains, these distributions are treated as a tax return of capital.

Permanent book and tax basis differences of $(884,095) and $884,095, were reclassified at November 30, 2008 among distributions in excess of net investment income and accumulated net realized losses on investments, respectively, for the Fund.

The tax character of distributions paid during the years ended November 30, 2008 and November 30, 2007 was as follows:

	Year Ended	Year Ended
	November 2008	November 2007
Distributions paid from:
Ordinary Income	$31,439	$8,201,319
Long-Term Capital Gain	—	365,513
Tax Return of Capital	25,059,963	9,042,238
	$25,091,402	$17,609,070

As of November 30, 2008, the Fund had available for tax purposes unused capital loss carryovers of $105,329 expiring November 30, 2016.

As of November 30, 2008, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Accumulated Capital Losses	$(105,329)
Unrealized Appreciation	864,312
$758,983

NOTE 10.                               OTHER INFORMATION

Rights Offerings: On July 20, 2007 the Fund commenced a non-transferable rights offering which permitted stockholders to acquire one new common share of the Fund for every three shares held on the record date at a subscription price equal to the net asset value (“NAV”) per common share at the close of trading on the expiration date of the offering. The record date for determining stockholders eligible to participate in the rights offering was August 1, 2007. The subscription period was from August 13, 2007 to September 14, 2007. The price for the shares issued through the rights offering was calculated based on the NAV on the expiration date of the offering, which was determined to be $8.67. The rights offering was fully subscribed and the Fund issued 3,801,119 new shares at a price of $8.67 per share. The total gross proceeds to the Fund were $32,953,816. The expense associated with the rights offering totaled $162,591.

On May 5, 2008 the Fund’s Board of Directors approved a non-transferable rights offering which permitted stockholders to acquire one new common share of the Fund for every three rights held on the record date at a subscription price equal to the net asset value “NAV” per share of common stock at the close of trading on the expiration date of the offering. The record date for determining stockholders eligible to

NOTES TO FINANCIAL STATEMENTS [Unaudited]
May 31, 2009

participate in the rights offering was May 15, 2008. The subscription period was from May 23, 2008 to June 20, 2008. The subscription price for each newly issued share was determined to be $7.48, the Fund’s NAV at the close of trading on Friday, June 20, 2008. The total gross proceeds to the Fund were $76,166,564. The expenses associated with the rights offering totaled $142,294.

NOTE 11.                               RECENTLY ISSUED ACCOUNTING PRONOUNCEMENT

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161 (“SFAS 161”) “Disclosures about Derivative Instruments and Hedging Activities” — an amendment of FASB Statement No. 133 (“SFAS 133”), expands the disclosure requirements in SFAS 133 about entity’s derivative instruments and hedging activities. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management has concluded that the adoption of SFAS 161, as adopted by the Fund December 31, 2008, has no impact on the Fund’s financial statements for the six months ended May 31, 2009.

SUMMARY OF DIVIDEND REINVESTMENT PLAN [Unaudited]
May 31, 2009

Registered holders (“Common Stockholders”) of common shares (the “Common Shares”) are automatically enrolled (the “Participants”) in the Fund’s Dividend Reinvestment Plan (the “Plan”) whereupon all distributions of income, capital gains or managed distributions (“Distributions”) are automatically reinvested in additional Common Shares. Common Stockholders who elect to not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the stockholders of record (or if the stocks are held in street name or other nominee name, then the nominee) by the custodian, as dividend disbursing agent.

PNC Global Investment Servicing (the “Agent”) serves as Agent for each Participant in administering the Plan. After the Fund declares a Distribution, if (1) the net asset value per Common Share is equal to or less than the market price per Common Share plus estimated brokerage commissions on the payment date for a Distribution, Participants will be issued Common Shares at the higher of net asset value per Common Share or 95% of the market price per Common Share on the payment date; or if (2) the net asset value per Common Share exceeds the market price plus estimated brokerage commissions on the payment date for a Distribution, the Agent shall apply the amount of such Distribution to purchase Common Shares on the open market and Participants will receive the equivalent in Common Shares valued at the weighted average market price (including brokerage commissions) determined as of the time of the purchase (generally, following the payment date of the Distribution). If, before the Agent has completed its purchases, the market price plus estimated brokerage commissions exceeds the net asset value of the Common Shares as of the payment date, the purchase price paid by the Agent may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if such Distribution had been paid in Common Shares issued by the Fund. If the Agent is unable to invest the full Distribution amount in purchases in the open market or if the market discount shifts to a market premium during the purchase period than the Agent may cease making purchases in the open market the instant the Agent is notified of a market premium and may invest the uninvested portion portion of the Distribution in newly issued Common Shares at the net asset value per Common Share at the close of business provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Distribution will be divided by 95% of the market price on the payment date. The Fund will not issue Common Shares under the Plan below net asset value.

There is no charge to Participants for reinvesting Distributions, except for certain brokerage commissions, as described below. The Agent’s fees for the handling of the reinvestment of Distributions will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each Participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent’s open market purchase in connection with the reinvestment of Distributions. The automatic reinvestment of Distributions will not relieve Participants of any federal income tax that may be payable on such Distributions.

The Fund reserves the right to amend or terminate the Plan upon 90 days’ written notice to Common Stockholders of the Fund.

Participants in the Plan may (i) request a certificate, (ii) request to sell their shares, or (iii) withdraw from the Plan upon written notice to the Agent or by telephone in accordance with the specific procedures and will receive certificates for whole Common Shares and cash for fractional Common Shares.

All correspondence concerning the Plan should be directed to the Agent, PNC Global Investment Servicing, P.O. Box 43027, Providence, RI 02940-3027. To receive a full copy of the Fund’s Dividend Reinvestment Plan, please contact the Agent at 1-800-331-1710.

ADDITIONAL INFORMATION [Unaudited]
May 31, 2009

Portfolio Information. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available (1) on the Fund’s website located at http://www.boulderfunds.net; (2) on the SEC’s website at http://www.sec.gov; or (3) for review and copying at the SEC’s Public Reference Room (“PRR”) in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.

Proxy Information. The policies and procedures used to determine how to vote proxies relating to portfolio securities held by the Fund are available on the Fund’s website located at http://www.boulderfunds.net. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available at http://www.sec.gov.

Senior Officer Code of Ethics. The Fund files a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer or controller, or persons performing similar functions (the “Senior Officer Code of Ethics”), with the SEC as an exhibit to its annual report on Form N-CSR. The Fund’s Senior Officer Code of Ethics is available on the Fund’s website located at http://www.boulderfunds.net.

Privacy Statement. Pursuant to SEC Regulation S-P (Privacy of Consumer Financial Information) the Directors of the Boulder Growth & Income Fund, Inc. (the “Fund”) have established the following policy regarding information about the Fund’s stockholders. We consider all stockholder data to be private and confidential, and we hold ourselves to the highest standards in its safekeeping and use.

General Statement. The Fund may collect nonpublic information (e.g., your name, address, email address, Social Security Number, Fund holdings (collectively, “Personal Information”)) about stockholders from transactions in Fund shares. The Fund will not release Personal Information about current or former stockholders (except as permitted by law) unless one of the following conditions is met: (i) we receive your prior written consent; (ii) we believe the recipient to be you or your authorized representative; (iii) to service or support the business functions of the Fund (as explained in more detail below), or (iv) we are required by law to release Personal Information to the recipient. The Fund has not and will not in the future give or sell Personal Information about its current or former stockholders to any company, individual, or group (except as permitted by law) and as otherwise provided in this policy.

In the future, the Fund may make certain electronic services available to its stockholders and may solicit your email address and contact you by email, telephone or US mail regarding the availability of such services. The Fund may also contact stockholders by email, telephone or US mail in connection with these services, such as to confirm enrollment in electronic stockholder communications or to update your Personal Information. In no event will the Fund transmit your Personal Information via email without your consent.

Use of Personal Information. The Fund will only use Personal Information (i) as necessary to service or maintain stockholder accounts in the ordinary course of business and (ii) to support business functions of the Fund and its affiliated businesses. This means that the Fund may share certain Personal Information, only as permitted by law, with affiliated businesses of the Fund, and that such information may be used for non Fund-related solicitation. When Personal Information is shared with the Fund’s business affiliates, the Fund may do so without providing you the option of preventing these types of disclosures as permitted by law.

Safeguards regarding Personal Information. Internally, we also restrict access to Personal Information to those who have a specific need for the records. We maintain physical, electronic, and procedural safeguards that comply with Federal standards to guard Personal Information. Any doubts about the confidentiality of Personal Information, as required by law, are resolved in favor of confidentiality.

Meeting of Stockholders – Voting Results.

On April 24, 2009, the Fund held its Annual Meeting of Stockholders (the “Meeting”) to consider an amendment to the Fund’s Charter and the election of Directors of the Fund. The Meeting was adjourned until June 12, 2009 when a quorum was present. The results of voting were as follows:

Proposal 1: Amendment to the Charter classifying the Board of Directors into three separate classes and making related changes to the Charter
(both common and preferred stockholders vote)

	# of Votes Cast	% of Votes Cast
Affirmative	12,818,209	74.33%
Against	4,081,010	23.66%
Abstained	346,387	2.01%
TOTAL	17,245,606	100.00%

Proposal 2: Election of Directors of the Fund

Election of Joel W. Looney as a Class II Director of the Fund
(both common and preferred stockholders vote)

	# of Votes Cast	% of Votes Cast
Affirmative	20,113,304	82.71%
Withheld	4,203,799	17.29%
TOTAL	24,317,103	100.00%

Election of Richard I. Barr as a Class III Director of the Fund

(both common and preferred stockholders vote)

	# of Votes Cast	% of Votes Cast
Affirmative	20,077,678	82.57%
Withheld	4,239,425	17.43%
TOTAL	24,317,103	100.00%

Election of Dr. Dean L. Jacobson as Class I Director of the Fund

(both common and preferred stockholders vote)

	# of Votes Cast	% of Votes Cast
Affirmative	20,058,977	82.49%
Withheld	4,258,126	17.51%
TOTAL	24,317,103	100.00%

Election of John S. Horejsi as a Class I Director of the Fund

(only preferred stockholders vote)

	# of Votes Cast	% of Votes Cast
Affirmative	821	87.81%
Withheld	114	12.19%
TOTAL	935	100.00%

Election of Susan L. Ciciora as a Class III Director of the Fund

(only preferred stockholders vote)

	# of Votes Cast	% of Votes Cast
Affirmative	821	87.81%
Withheld	114	12.19%
TOTAL	935	100.00%

DISCUSSION REGARDING THE BOARD OF DIRECTORS’ APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS [Unaudited]
May 31, 2009

Each of the Advisers has entered into an Investment Advisory Agreement with the Fund (the “Agreements”) pursuant to which the Advisers are jointly responsible for managing the Fund’s assets in accordance with its investment objectives, policies and limitations. The 1940 Act requires that the Board of Directors (the “Board”), including a majority of the Independent Directors, annually approve the terms of the Agreements. At a regularly scheduled meeting held on February 9, 2009, the Directors, by a unanimous vote (including a separate vote of the Independent Directors), approved the renewal of the Agreements.

Factors Considered

Generally, the Board considered a number of factors in renewing the Agreements including, among other things, (i) the nature, extent and quality of services to be furnished by the Advisers to the Fund; (ii) the investment performance of the Fund compared to relevant market indices and the performance of comparable funds; (iii) the advisory fees and other expenses paid by the Fund; (iv) the profitability to the Advisers of their investment advisory relationship with the Fund; (v) the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect any economies of scale; (vi) support of the Advisers by the Fund’s principal stockholders; (vii) the historical relationship between the Fund and the Advisers, and (viii) the relationship between the Advisers and its affiliated service provider, Fund Administrative Services, LLC (“FAS”). The Board also reviewed the ability of the Advisers to provide investment management and supervision services to the Fund, including the background, education and experience of the key portfolio management and operational personnel, the investment philosophy and decision-making process of those professionals, and the ethical standards maintained by the Advisers.

Deliberative Process

To assist the Board in its evaluation of the quality of the Advisers’ services and the reasonableness of the Advisers’ fees under the Agreements, the Board received a memorandum from independent legal counsel to the Independent Directors discussing the factors generally regarded as appropriate to consider in evaluating investment advisory arrangements and the duties of directors in approving such arrangements. In connection with its evaluation, the Board also requested, and received, various materials relating to the Advisers’ investment services under the Agreements. These materials included reports and presentations from the Advisers that described, among other things, the Advisers’ organizational structure, financial condition, internal controls, policies and procedures on brokerage practices, soft-dollar commissions and trade allocation, comparative investment performance results, comparative sub-advisory fees, and compliance policies and procedures. The Board also received a report prepared by an independent consultant, Lipper Analytical Services, Inc. (“Lipper”), comparing the Fund’s performance, advisory fees and expenses to a group of leveraged closed-end funds determined to be most similar to the Fund in each case as determined by Lipper. The Board also considered information received from the Advisers throughout the year, including investment performance and expense ratio reports for the Fund.

In advance of the February 9, 2009 meeting, the Independent Directors held a special telephonic meeting with counsel to the Fund and the Independent Directors. The principal purpose of the meeting was to discuss the renewal of the Agreements and review the materials provided to the Board by the Advisers in connection with the annual review process. The Board held additional discussions at the February 9, 2009 Board meeting, which included a private session among the Independent Directors and their independent legal counsel at which no employees or representatives of the Advisers were present.

The information below summarizes the Board’s considerations in connection with its approval of the Agreements. In deciding to approve the Agreements, the Board did not identify a single factor as controlling and this summary does not describe all of the matters considered. However, the Board concluded that each of the various factors referred to below favored such approval.

Nature, Extent and Quality of the Services Provided; Ability to Provide Services

The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Fund by the Advisers under the Agreements. Each Adviser’s most recent investment adviser registration form on the Securities and Exchange Commission’s Form ADV was provided to the Board, as were the responses of the Advisers to information requests submitted to the Advisers by the Independent Directors through their independent legal counsel. The Board reviewed and analyzed the materials, which included information about the background, education and experience of the Advisers’ key portfolio management and operational personnel and the amount of attention devoted to the Fund by the Advisers’ portfolio management personnel. In this regard, it was noted that the Advisers’ only clients are the Fund, two other registered investment companies (Boulder Total Return Fund, Inc. and The Denali Fund Inc.) and a charitable foundation affiliated with the Horejsi family. Based on its evaluation, the Board was satisfied that the Advisers’ investment personnel, including Stewart Horejsi, the Fund’s principal portfolio manager, would continue to devote a significant portion of their time and attention to the success of the Fund and its investment strategy. The Board also considered the Advisers’ policies and procedures for ensuring compliance with applicable laws and regulations, as well as the results of a recently completed routine examination of the Advisers and the Fund by the staff of the Securities and Exchange Commission. Based on the above factors, the Board concluded that it was generally satisfied with nature, extent and quality of the investment advisory services provided to the Fund by the Advisers, and that the Advisers possessed the ability to continue to provide these services to the Fund in the future.

Investment Performance

The Board considered the investment performance of the Fund since January 2002, when the Advisers became the investment managers for the Fund, as compared to both relevant indices and the performance of the Fund’s Peer Group and Universe. The Board noted favorably that for the one-, three- and five-year periods ended December 31, 2008, the Fund outperformed the S&P 500 Index, the Fund’s primary benchmark, the Dow Jones Industrial Average and the NASDAQ Composite.  In evaluating the Fund’s performance, the Board placed greater weight on the three- and five-year time periods.

The Board further considered the investment performance of the Fund as compared to the performance of its peers of leveraged closed-end core funds and value funds (the “Performance Universe”). The Board noted favorably that the Fund’s performance ranked in the first quintile of its Performance Universe (i.e., the top 20% of the funds in the Universe) for the one-, three- and five-year periods ending December 31, 2008. The Board noted that the Performance Universe was relatively small, ranging between fifteen and sixteen leveraged closed-end funds during these time periods. While acknowledging that the Fund’s performance within the Universe was very good, the Board did not ascribe a great deal of weight to the Lipper information given the small number of leveraged closed-end funds pursuing investment strategies similar to the Fund. Based on these factors, the Board concluded that the overall performance results supported the renewal of the Agreements.

Costs of Services Provided and Profits Realized by the Advisers

In evaluating the costs of the services provided to the Fund by the Advisers, the Board received statistical and other information regarding the Fund’s total expense ratio and its various components, including management fees and investment-related expenses. This information included a comparison of the Fund’s various expenses to preferred stock leveraged closed-end expense group classified as either a value fund or core fund by Lipper (the “Expense Group”) and a broader leveraged closed-end fund expense universe (the “Expense Universe”). The Board acknowledged that the level of fees charged by the Advisers is at the higher end of the spectrum of fees charged by similarly situated investment advisers of closed-end funds as defined by the Expense Universe. The Fund’s management fee expense ranked in the fifth quintile of the seven funds included in the Expense Group. The Board noted that the Fund’s stockholders had removed most of the Fund’s investment limitations, resulting in a much broader (and more difficult to assess) universe of investment possibilities for the Fund than might otherwise be the case for other “sector” or “industry” oriented funds, which requires a greater degree of portfolio management skill on the part of the Advisers. The Board also considered that the Advisers do not participate in soft dollar or directed brokerage transactions. Instead, the Advisers bear the cost of third party research utilized by the Advisers, increasing the cost to the Advisers of providing investment management services to the Fund and decreasing the Fund’s transaction expenses.

The Board also obtained detailed information regarding the overall profitability of the Advisers and the combined profitability of the Advisers and FAS, which acts as co-administrator for the Fund. The combined profitability information was obtained to assist the Board in determining the overall benefits to the Advisers from their relationship to the Fund. In particular, the Board reviewed the costs incurred by the Advisers and FAS in providing services to the Fund. The Board noted that the costs of the Advisers and FAS had materially increased over time due to an increased need for additional compliance resources, investments in technology and other requirements. Based on its analysis of this information, the Board determined that the level of profits earned by the Advisers from managing the Fund bear a reasonable relationship to the services rendered.

Based on these factors, the Board concluded that the fee under the Agreements was reasonable and fair in light of the nature and quality of the services provided by the Advisers.

Economies of Scale

The Board considered whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether the management fee rate is reasonable in relation to the Fund’s assets and any economies of scale that may exist. Based on the relatively small size of the Fund, the Board determined that no meaningful economies of scale would be realized until the Fund achieved significantly higher asset levels. The Board noted that the Fund’s total net assets had declined significantly during the prior year, and remained relatively small. The Board also noted that the Advisers’ internal costs of providing investment management services to the Fund had increased over time, in part due to administrative burdens and expenses resulting from recent legislative and regulatory actions. The Board further noted that the Advisers had agreed last year to implement a fee waiver to reduce the advisory fees as the Fund’s assets grow, and the Advisers agreed to continue such fee waiver for the next annual period. The Board determined to continue to evaluate any economies of scale achieved by the Advisers in managing the Fund during the coming year and the Advisers agreed to discuss economies of scale and the breakpoint schedule annually in connection with subsequent renewals of the Advisory Agreements. The Board concluded that current breakpoint levels were acceptable and would appropriately benefit the Fund from any economies of scale realized by the Advisers if the Fund’s assets grow.

Stockholder Support and Historical Relationship with the Fund

The Board also weighed the views of the Fund’s largest stockholders, which are affiliated with Mr. Horejsi and the Advisers. As of January 11, 2009, these stockholders held approximately 15% of the Fund’s outstanding common shares. The Board understood from Mr. Horejsi that these stockholders were supportive of the Advisers and the renewal of the Agreements. The Board also noted that the Fund had received a limited amount of negative feedback from other Fund stockholders with respect to the levels of investment management fees and expenses experienced by the Fund.

Approval

The Board based its decision to approve the renewal of the Agreements on a careful analysis, in consultation with independent counsel, of the above factors as well as other factors. In approving the Agreements, the Board concluded that the terms of the Fund’s investment advisory agreements are reasonable and fair and that renewal of the Agreements is in the best interests of the Fund and its stockholders.

NOTES
May 31, 2009

BOULDER GROWTH & INCOME FUND, INC.

Directors	Richard I. Barr
Susan L. Ciciora
John S. Horejsi
Dr. Dean L. Jacobson
Joel W. Looney

Co-Investment	Stewart Investment Advisers
Advisers	Boulder Investment Advisers, LLC
2344 Spruce Street, Suite A
Boulder, CO 80302

Co-Administrator	Fund Administrative Services, LLC
2344 Spruce Street, Suite A
Boulder, CO 80302

Co-Administrator	ALPS Fund Services, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Custodian	Bank of New York Mellon
One Wall Street
New York, NY 10286

Stock Transfer Agent	PNC Global Investment Servicing
P.O. Box 43027
Providence, RI 02940-3027

Independent	Deloitte & Touche LLP
Registered Public	555 17th Street, Suite 3600
Accounting Firm	Denver, CO 80202

Legal Counsel	Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street
Twenty-Fifth Floor
Los Angeles, CA 90071

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of stockholders and is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

www.boulderfunds.net

BOULDER GROWTH & INCOME FUND, INC.

P.O. BOX 43027

Providence, RI 02940-3027

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

The Registrant’s full schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No reportable purchases for the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

On February 9, 2009, the Board of Directors of the Registrant adopted amended and restated bylaws of the Registrant (the “Bylaws”) that designate revised procedures by which stockholders may submit proposals to the Registrant’s Board of Directors.  The applicable sections of the Bylaws are set forth below:

Section 11(a)(2): For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of paragraph (a)(1) of this Section 11, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and such other business must otherwise be a proper matter for action by the stockholders. To be timely, a stockholder’s notice shall set forth all information required under this Section 11 and shall be received by the Secretary at the principal executive office of the Corporation by 5:00 p.m., Mountain Time, not earlier than the 150th day and not later than the 120th day prior to the first anniversary of the date of public release of the notice for the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, notice by the stockholder to be timely must be received by the Secretary not later than 5:00 p.m., Mountain Time, on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.

Section 11(b)(3): Special Meeting of Stockholders. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more individuals to the Board of Directors, any such stockholder may nominate an individual or individuals (as the case may be) for election as a director as specified in the Corporation’s notice of meeting, if the stockholder’s notice required by paragraph (2) of Section 11(a) shall be received by the Secretary at the principal executive office of the Corporation by 5:00 p.m., Mountain Time, not earlier than the 150th day and not later than the 120th day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting.

Section 11(c)(3): For purposes of this Section 11, the “date of public release of the notice” and “public announcement” both shall mean disclosure (i) in a press release reported by the Dow Jones News Service, Associated Press, Business Wire, PR Newswire or comparable news service or (ii) in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to the Exchange Act or the Investment Company Act.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within  90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)   Not applicable to this semi-annual filing.

(a)(2)   Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)   Not applicable.

(b)        Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	BOULDER GROWTH & INCOME FUND, INC.

By (Signature and Title)	/s/ Stephen C. Miller
Stephen C. Miller, President (Principal Executive Officer)

Date:	August 6, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.

By (Signature and Title)	/s/ Stephen C. Miller
Stephen C. Miller, President (Principal Executive Officer)

Date:	August 6, 2009

By (Signature and Title)	/s/ Carl D. Johns
Carl D. Johns, Vice President and Treasurer (Principal Financial Officer)

Date:	August 6, 2009